Insight Q4 2018 Results, Page 1	February 14, 2019

Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

Insight Enterprises, Inc. Reports STRONG FOURTH QUARTER AND

RECORD FULL YEAR 2018 Results

TEMPE, AZ – February 14, 2019 – Insight Enterprises, Inc. (Nasdaq: NSIT) (the “Company”) today reported financial results for the quarter and full year ended December 31, 2018. Highlights include:

•	Gross profit up 9% year over year to $254.2 million for the fourth quarter and up 8% for the full year
•	Earnings from operations up 29% to $58.7 million for the fourth quarter and up 30% for the full year
•	Diluted earnings per share of $1.31 increased more than 100% for the fourth quarter year over year and record diluted earnings per share of $4.55 increased 82% for the full year
•	Cash flows provided by operations of $292.6 million in 2018 compared to cash used in operations of $307.1 million in 2017

In the fourth quarter of 2018, consolidated net sales were $1.75 billion, which was down 2%, year to year, reflecting a decline in software net sales offset by strong growth in services net sales.  The decline in software net sales was due primarily to the adoption of ASC 606, which resulted in more software sales being recorded net and a higher mix of cloud and maintenance service offerings which are recorded net in services.  Gross profit increased 9%, year over year, with gross margins increasing 140 basis points to 14.5% for the quarter.  Earnings from operations grew 29%, year over year.

“Our fourth quarter results reflect a strong close to another great year for our company.  We focused on sales in higher margin categories, including cloud subscription, maintenance and professional services offerings, which drove up gross margins 140 basis points and earnings from operations up double digits for the quarter,” stated Ken Lamneck, president and CEO.

For the full year 2018, consolidated net sales were $7.1 billion, up 6% year over year, reflecting strong growth in services including an increase in sales of cloud offerings and software maintenance.  Gross profit increased 8%, year over year, with gross margins increasing 30 basis points to 14.0% for the full year.  Earnings from operations grew 30%, year over year, with each of our geographic segments generating double digit growth in earnings from operations.

“We are happy to report another year of record results for Insight. Our global team delivered a third consecutive year of double-digit earnings growth while accelerating cash flow generation, expanding our services offerings and integrating strategic acquisitions,” stated Lamneck.  ”Our solution area go-to-market strategy, deep technical talent and consistent focus on operational excellence have accelerated our financial performance and uniquely position us to compete in the marketplace in 2019 and beyond,” stated Lamneck.

Insight Q4 2018 Results, Page 2	February 14, 2019

KEY HIGHLIGHTS

Results for the Quarter:

•	Consolidated net sales of $1.75 billion for the fourth quarter of 2018 decreased 2% year to year when compared to the fourth quarter of 2017.
•	Net sales in North America decreased 2% year to year to $1.34 billion;
•	Net sales in EMEA increased less than 1% year over year to $368.4 million; and
•	Net sales in APAC decreased 7% year to year to $36.3 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales for the fourth quarter decreased 1% year to year, with declines in net sales in North America and APAC of 2% each year to year, offset by growth in net sales in EMEA of 4%, year over year.

•	Consolidated gross profit of $254.2 million increased 9% compared to the fourth quarter of 2017, with consolidated gross margin expanding 140 basis points to 14.5% of net sales.
•	Gross profit in North America increased 7% year over year to $187.5 million (13.9% gross margin);
•	Gross profit in EMEA increased 12% year over year to $56.2 million (15.3% gross margin); and
•	Gross profit in APAC increased 32% year over year to $10.5 million (28.8% gross margin).
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit for the fourth quarter increased 10% year over year, with gross profit growth in North America, EMEA and APAC of 8%, 16% and 40%, respectively, year over year.

•	Consolidated earnings from operations of $58.7 million, or 3.4% of net sales, increased 29% compared to the fourth quarter of 2017.
•	Earnings from operations in North America increased 19% year over year to $44.4 million, or 3.3% of net sales;
•	Earnings from operations in EMEA increased 54% year over year to $11.0 million, or 3.0% of net sales; and
•	Earnings from operations in APAC increased more than 100% year over year to $3.2 million, or 8.9% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, for the fourth quarter, consolidated earnings from operations increased 30% year over year, with earnings from operations growth in North America, EMEA and APAC of 20%, 61% and more than 100%, respectively, year over year.

•

Adjusted consolidated earnings from operations increased 23% year over year to $59.4 million, or 3.4% of net sales for the fourth quarter of 2018.  Adjusted earnings from operations grew in North America, EMEA and APAC by 15%, 40% and more than 100%, respectively, year over year.

•	Consolidated net earnings and diluted earnings per share for the fourth quarter of 2018 were $47.0 million and $1.31, respectively, at an effective tax rate of 14.0%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for the fourth quarter of 2018 were $47.6 million and $1.32, respectively.

Results for the Year:

•	Consolidated net sales of $7.1 billion for 2018 increased 6% compared to 2017.
•	Net sales in North America increased 3% year over year to $5.4 billion;
•	Net sales in EMEA increased 13% year over year to $1.5 billion; and
•	Net sales in APAC increased 12% year over year to $186.9 million.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 5% year over year, with growth in net sales in North America, EMEA and APAC of 4%, 9% and 13%, respectively, year over year.

•	Consolidated gross profit of $993.7 million increased 8% compared to 2017, with consolidated gross margin expanding 30 basis points to 14.0% of net sales.
•	Gross profit in North America increased 6% year over year to $732.7 million (13.7% gross margin);
•	Gross profit in EMEA increased 16% year over year to $221.5 million (14.5% gross margin); and
•	Gross profit in APAC increased 8% year over year to $39.6 million (21.2% gross margin).

Insight Q4 2018 Results, Page 3	February 14, 2019

•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 7% year over year, with gross profit growth in North America, EMEA and APAC of 6%, 12% and 9%, respectively, year over year.

•	Consolidated earnings from operations increased 30% compared to 2017 to $233.5 million, or 3.3% of net sales.
•	Earnings from operations in North America increased 21% year over year to $185.7 million, or 3.5% of net sales;
•	Earnings from operations in EMEA increased more than 100% year over year to $37.3 million, or 2.4% of net sales; and
•	Earnings from operations in APAC increased 27% year over year to $10.5 million, or 5.6% of net sales.
•

Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations also increased 30% year over year, with earnings from operations growth in North America, EMEA and APAC of 21%, more than 100% and 27%, respectively, year over year.

•

Adjusted consolidated earnings from operations increased 21% year over year to $237.2 million, or 3.4% of net sales for 2018. Adjusted earnings from operations grew in North America, EMEA and APAC by 17%, 50% and 27%, respectively, year over year.

•	Consolidated net earnings and diluted earnings per share for 2018 were $163.7 million and $4.55, respectively, at an effective tax rate of 22.8%.
•	Adjusted consolidated net earnings and Adjusted diluted earnings per share for 2018 were $166.6 million and $4.63, respectively.

In discussing financial results for the three and twelve months ended December 31, 2018 and 2017 in this press release, the Company refers to certain financial measures that are not prepared in accordance with United States generally accepted accounting principles (“GAAP”).  When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.”  See “Use of Non-GAAP Financial Measures” for additional information.  A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.

In some instances the Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates.  In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

guidance

For the full year 2019, the Company expects to deliver sales growth in the mid-single digit range in U.S. dollar terms and diluted earnings per share is expected to be between $4.75 and $4.85.

This outlook assumes:

•	an effective tax rate of 25% to 26% for the full year 2019;
•	capital expenditures of $20 to $25 million for the full year; and
•	an average share count for the full year of approximately 36.2 million shares.

This outlook does not reflect the repurchase of any shares under the Company’s currently authorized share repurchase program and assumes no severance and restructuring or acquisition-related expenses.  Due to the inherent difficulty of forecasting these types of expenses, which impact net earnings and diluted earnings per share, the Company is unable to reasonably estimate the related impact of such expenses, if any, to net earnings and diluted earnings per share.

Insight Q4 2018 Results, Page 4	February 14, 2019

Conference Call and Webcast

The Company will host a conference call and live web cast today at 9:00 a.m. ET to discuss fourth quarter and full year 2018 results of operations.  A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the web cast will be available on the Company’s web site for a limited time following the call.  To listen to the live web cast by telephone, call 1-877-524-8416 if located in the U.S., 412-902-1028 for international callers, and enter the access code 13687122.

Use of Non-GAAP Financial Measures

The non-GAAP financial measures are referred to as “Adjusted.”  Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share exclude (i) severance and restructuring expenses, (ii) loss on sale of the Company’s Russia business in the 2017 period, (iii) certain acquisition-related expenses, and (iv) the tax effects of each of these items, as applicable. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments.  Adjusted free cash flow is the Company’s net cash provided or used by operating activities adjusted for (i) purchases of property and equipment and (ii) the net borrowings or repayments under the inventory financing facility.  Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, (ii) loss on sale of the Company’s Russia business in the 2017 period, and (iii) certain acquisition-related expenses.

These non-GAAP measures are used by management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors.  The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods.  These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Insight Q4 2018 Results, Page 5	February 14, 2019

Financial Summary Table

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	change	2018	2017	change
Insight Enterprises, Inc.
Net sales:
Products	$1,525,050	$1,612,338	(5%)	$6,249,938	$6,038,744	3%
Services	$223,996	$171,737	30%	$830,198	$664,879	25%
Total net sales	$1,749,046	$1,784,075	(2%)	$7,080,136	$6,703,623	6%
Gross profit	$254,164	$232,883	9%	$993,718	$918,570	8%
Gross margin	14.5%	13.1%	140 bps	14.0%	13.7%	30 bps
Selling and administrative expenses	$194,790	$184,554	6%	$756,529	$723,328	5%
Severance and restructuring expenses	$715	$2,791	(74%)	$3,424	$9,002	(62%)
Loss on sale of foreign entity	$—	$—	—	$—	$3,646	*
Acquisition-related expenses	$—	$—	—	$282	$3,329	(92%)
Earnings from operations	$58,659	$45,538	29%	$233,483	$179,265	30%
Net earnings	$47,041	$14,168	> 100%	$163,677	$90,683	80%
Diluted earnings per share	$1.31	$0.39	> 100%	$4.55	$2.50	82%

North America
Net sales:
Products	$1,169,924	$1,249,420	(6%)	$4,723,071	$4,662,473	1%
Services	$174,452	$128,971	35%	$639,910	$519,261	23%
Total net sales	$1,344,376	$1,378,391	(2%)	$5,362,981	$5,181,734	3%
Gross profit	$187,480	$174,569	7%	$732,695	$691,677	6%
Gross margin	13.9%	12.7%	120 bps	13.7%	13.3%	40 bps
Selling and administrative expenses	$142,453	$135,369	5%	$545,091	$530,792	3%
Severance and restructuring expenses	$583	$1,965	(70%)	$1,617	$4,010	(60%)
Acquisition-related expenses	$—	$—	—	$282	$3,223	(91%)
Earnings from operations	$44,444	$37,235	19%	$185,705	$153,652	21%

Sales Mix			**			**
Hardware	66%	64%	1%	67%	65%	8%
Software	21%	27%	(24%)	21%	25%	(15%)
Services	13%	9%	35%	12%	10%	23%
	100%	100%	(2%)	100%	100%	3%

EMEA
Net sales:
Products	$332,244	$333,540	—	$1,390,008	$1,246,952	11%
Services	$36,147	$33,267	9%	$140,233	$108,464	29%
Total net sales	$368,391	$366,807	—	$1,530,241	$1,355,416	13%
Gross profit	$56,219	$50,413	12%	$221,467	$190,310	16%
Gross margin	15.3%	13.7%	160 bps	14.5%	14.0%	50 bps
Selling and administrative expenses	$45,087	$42,442	6%	$182,470	$164,305	11%
Severance and restructuring expenses	$132	$826	(84%)	$1,677	$4,888	(66%)
Loss on sale of foreign entity	$—	$—	—	$—	$3,646	*
Acquisition-related expenses	$—	$—	—	$—	$106	*
Earnings from operations	$11,000	$7,145	54%	$37,320	$17,365	> 100%

Sales Mix			**			**
Hardware	40%	37%	8%	43%	40%	22%
Software	50%	54%	(6%)	48%	52%	4%
Services	10%	9%	9%	9%	8%	29%
	100%	100%	—	100%	100%	13%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

Insight Q4 2018 Results, Page 6	February 14, 2019

Financial Summary Table (continued)

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2018	2017	change	2018	2017	change
APAC
Net sales:
Products	$22,882	$29,378	(22%)	$136,859	$129,319	6%
Services	$13,397	$9,499	41%	$50,055	$37,154	35%
Total net sales	$36,279	$38,877	(7%)	$186,914	$166,473	12%
Gross profit	$10,465	$7,901	32%	$39,556	$36,583	8%
Gross margin	28.8%	20.3%	850 bps	21.2%	22.0%	(80 bps)
Selling and administrative expenses	$7,250	$6,743	8%	$28,968	$28,231	3%
Severance and restructuring expenses	$—	$—	—	$130	$104	25%
Earnings from operations	$3,215	$1,158	> 100%	$10,458	$8,248	27%

Sales Mix			**			**
Hardware	19%	25%	(26%)	16%	17%	6%
Software	44%	51%	(20%)	57%	61%	6%
Services	37%	24%	41%	27%	22%	35%
	100%	100%	(7%)	100%	100%	12%

*	Percentage change not considered meaningful.
**	Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.

Insight Q4 2018 Results, Page 7	February 14, 2019

Forward-Looking Information

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including the Company’s expected 2019 financial results, sales growth and diluted earnings per share for the full year 2019, and the assumptions relating thereto, as well as the Company’s anticipated effective tax rate and capital expenditures, expected average share count, and the Company’s expectations regarding cash flow, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified.  Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements.  Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in other of the Company’s subsequent filings with the Securities and Exchange Commission:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;
•

the Company’s reliance on partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can change significantly in the amounts made available and the requirements year over year;

•	changes in the information technology (“IT”) industry and/or rapid changes in technology;
•	risks associated with the integration and operation of acquired businesses;
•	possible significant fluctuations in the Company’s future operating results;
•	the risks associated with the Company’s international operations;
•	general economic conditions;
•	increased debt and interest expense and decreased availability of funds under the Company’s financing facilities;
•	the security of the Company’s electronic and other confidential information;
•	disruptions in the Company’s IT systems and voice and data networks;
•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;
•	legal proceedings and the results of client and public sector audits and failure to comply with laws and regulations;
•	accounts receivable risks, including increased credit loss experience or extended payment terms with the Company’s clients;
•	the Company’s reliance on independent shipping companies;
•	the Company’s dependence on certain key personnel;
•	natural disasters or other adverse occurrences;
•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and
•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission.  Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

Contacts:	Glynis Bryan	Helen Johnson
	Chief Financial Officer	Senior VP, Finance
	Tel. 480.333.3390	Tel. 480.333.3234
	Email glynis.bryan@insight.com	Email helen.johnson@insight.com

Insight Q4 2018 Results, Page 8	February 14, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Net sales:
Products	$1,525,050	$1,612,338	$6,249,938	$6,038,744
Services	223,996	171,737	830,198	664,879
Total net sales	1,749,046	1,784,075	7,080,136	6,703,623
Costs of goods sold:
Products	1,392,219	1,475,916	5,711,400	5,512,402
Services	102,663	75,276	375,018	272,651
Total costs of goods sold	1,494,882	1,551,192	6,086,418	5,785,053
Gross profit	254,164	232,883	993,718	918,570
Operating expenses:
Selling and administrative expenses	194,790	184,554	756,529	723,328
Severance and restructuring expenses	715	2,791	3,424	9,002
Loss on sale of foreign entity	—	—	—	3,646
Acquisition-related expenses	—	—	282	3,329
Earnings from operations	58,659	45,538	233,483	179,265
Non-operating (income) expense:
Interest income	(422)	(346)	(1,075)	(1,209)
Interest expense	5,563	5,360	22,812	19,174
Net foreign currency exchange (gain) loss	(1,517)	(117)	(1,498)	855
Other expense, net	323	367	1,342	1,347
Earnings before income taxes	54,712	40,274	211,902	159,098
Income tax expense	7,671	26,106	48,225	68,415
Net earnings	$47,041	$14,168	$163,677	$90,683

Net earnings per share:
Basic	$1.33	$0.40	$4.60	$2.54
Diluted	$1.31	$0.39	$4.55	$2.50

Shares used in per share calculations:
Basic	35,480	35,809	35,586	35,741
Diluted	35,999	36,272	36,009	36,207

Insight Q4 2018 Results, Page 9	February 14, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$142,655	$105,831
Accounts receivable, net	1,931,736	1,814,560
Inventories	148,503	194,529
Inventories not available for sale	—	36,956
Other current assets	115,683	152,467
Total current assets	2,338,577	2,304,343

Property and equipment, net	72,954	75,252
Goodwill	166,841	131,431
Intangible assets, net	112,179	100,778
Deferred income taxes	7,967	17,064
Other assets	77,429	56,783
	$2,775,947	$2,685,651

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$978,104	$899,075
Accounts payable – inventory financing facility	304,130	319,468
Accrued expenses and other current liabilities	190,733	175,860
Current portion of long-term debt	1,395	16,592
Deferred revenue	62,300	88,979
Total current liabilities	1,536,662	1,499,974

Long-term debt	195,525	296,576
Deferred income taxes	683	717
Other liabilities	56,088	44,915
	1,788,958	1,842,182
Stockholders’ equity:
Preferred stock	—	—
Common stock	355	358
Additional paid-in capital	323,622	317,155
Retained earnings	704,665	550,220
Accumulated other comprehensive loss – foreign currency translation adjustments	(41,653)	(24,264)
Total stockholders’ equity	986,989	843,469
	$2,775,947	$2,685,651

Insight Q4 2018 Results, Page 10	February 14, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended December 31,
	2018	2017
Cash flows from operating activities:
Net earnings	$163,677	$90,683
Adjustments to reconcile net earnings to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	21,721	25,787
Amortization of intangible assets	15,737	16,812
Provision for losses on accounts receivable	4,776	5,245
Write-downs of inventories	2,912	2,776
Write-off of property and equipment	393	418
Non-cash stock-based compensation	15,355	12,826
Deferred income taxes	9,126	19,139
Loss on sale of foreign entity	—	3,646
Loss on extinguishment of debt	624	—
Changes in assets and liabilities:
Increase in accounts receivable	(46,883)	(208,065)
Decrease (increase) in inventories	46,534	(14,046)
Decrease in other assets	12,424	3,342
Increase (decrease) in accounts payable	29,844	(237,457)
Increase (decrease) in deferred revenue	9,178	(27,184)
Increase (decrease) in accrued expenses and other liabilities	7,229	(988)
Net cash provided by (used in) operating activities	292,647	(307,066)
Cash flows from investing activities:
Acquisitions, net of cash and cash equivalents acquired	(74,938)	(186,932)
Purchases of property and equipment	(17,251)	(19,230)
Proceeds from sale of foreign entity	479	1,517
Net cash used in investing activities	(91,710)	(204,645)
Cash flows from financing activities:
Borrowings on senior revolving credit facility	569,232	1,151,216
Repayments on senior revolving credit facility	(686,732)	(1,033,716)
Borrowings on accounts receivable securitization financing facility	3,357,000	3,961,389
Repayments on accounts receivable securitization financing facility	(3,188,000)	(3,975,889)
Borrowings under Term Loan A	—	175,000
Repayments under Term Loan A	(166,250)	(8,750)
Repayments under other financing agreements	(2,372)	(5,636)
Payments on capital lease obligations	(999)	(1,089)
Net (repayments) borrowings under inventory financing facility	(15,338)	141,037
Payment of debt issuance costs	(270)	(1,123)
Payment of payroll taxes on stock-based compensation through shares withheld	(3,230)	(5,318)
Repurchases of common stock	(22,069)	—
Net cash (used in) provided by financing activities	(159,028)	397,121
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(5,061)	16,089
Increase (decrease) in cash, cash equivalents and restricted cash	36,848	(98,501)
Cash, cash equivalents and restricted cash at beginning of period	107,445	205,946
Cash, cash equivalents and restricted cash at end of period	$144,293	$107,445

Insight Q4 2018 Results, Page 11	February 14, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Adjusted Consolidated Earnings from Operations:
GAAP consolidated earnings from operations ("EFO")	$58,659	$45,538	$233,483	$179,265
Severance and restructuring expenses	715	2,791	3,424	9,002
Loss on sale of foreign entity	—	—	—	3,646
Acquisition-related expenses	—	—	282	3,329
Adjusted non-GAAP consolidated EFO	$59,374	$48,329	$237,189	$195,242

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$47,041	$14,168	$163,677	$90,683
Severance and restructuring expenses	715	2,791	3,424	9,002
Loss on sale of foreign entity	—	—	—	3,646
Acquisition-related expenses	—	—	282	3,329
Income taxes on non-GAAP adjustments	(169)	(806)	(756)	(2,552)
Tax expense related to U.S federal tax reform	—	13,363	—	13,363
Adjusted non-GAAP consolidated net earnings	$47,587	$29,516	$166,627	$117,471

Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$1.31	$0.39	$4.55	$2.50
Severance and restructuring expenses	0.02	0.08	0.09	0.25
Loss on sale of foreign entity	—	—	—	0.10
Acquisition-related expenses	—	—	0.01	0.09
Income taxes on non-GAAP adjustments	(0.01)	(0.03)	(0.02)	(0.07)
Tax expense related to U.S federal tax reform	—	0.37	—	0.37
Adjusted non-GAAP diluted EPS	$1.32	$0.81	$4.63	$3.24

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$44,444	$37,235	$185,705	$153,652
Severance and restructuring expenses	583	1,965	1,617	4,010
Acquisition-related expenses	—	—	282	3,223
Adjusted non-GAAP EFO from North America segment	$45,027	$39,200	$187,604	$160,885

Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$11,000	$7,145	$37,320	$17,365
Severance and restructuring expenses	132	826	1,677	4,888
Loss on sale of foreign entity	—	—	—	3,646
Acquisition-related expenses	—	—	—	106
Adjusted non-GAAP EFO from EMEA segment	$11,132	$7,971	$38,997	$26,005

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$3,215	$1,158	$10,458	$8,248
Severance and restructuring expenses	—	—	130	104
Adjusted non-GAAP EFO from APAC segment	$3,215	$1,158	$10,588	$8,352

Insight Q4 2018 Results, Page 12	February 14, 2019

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31,
	2018	2017
Adjusted free cash flow:
Net cash provided by (used in) operating activities	$292,647	$(307,066)
Purchases of property and equipment	(17,251)	(19,230)
Net (repayments) borrowings under inventory financing facility	(15,338)	141,037
Adjusted non-GAAP free cash flow	$260,058	$(185,259)

	Twelve Months Ended December 31,
	2018	2017
Adjusted return on invested capital:
GAAP consolidated EFO	$233,483	$179,265
Severance and restructuring expenses	3,424	9,002
Loss on sale of foreign entity	—	3,646
Acquisition-related expenses	282	3,329
Adjusted non-GAAP consolidated EFO	237,189	195,242
Income tax expense*	66,413	72,240
Adjusted non-GAAP consolidated EFO, net of tax	$170,776	$123,002
Average stockholders’ equity**	$912,111	$780,624
Average debt**	240,504	316,050
Average cash**	(141,580)	(184,723)
Invested Capital	$1,011,035	$911,951

Adjusted non-GAAP ROIC (from GAAP consolidated EFO) ***	16.63%	12.38%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO) ****	16.89%	13.49%

*	Assumed tax rate of 28% for 2018 and 37% for 2017.
**	Average of previous five quarters.
***	Computed as GAAP consolidated EFO, net of tax of $65,375 and $66,328 for the twelve months ended December 31, 2018 and 2017, respectively, divided by invested capital.
****	Computed as Adjusted non-GAAP consolidated EFO, net of tax divided by invested capital.

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Insight Enterprises, Inc.	6820 South Harl Avenue	Tempe, Arizona 85283	800.467.4448	FAX 480.760.8958